EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of Marine Products Corporation for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation.

Date: March 2, 2007                                                                                                                         /s/ Richard A. Hubbell
                                                                                                                                                            Richard A. Hubbell
                                                                                                                                                            President and Chief Executive Officer
                                                                                                                                                            (Principal Executive Officer)

Date: March 2, 2007                                                                                                                         /s/ Ben M. Palmer
                                                                                                                                                            Ben M. Palmer
                                                                                                                                                            Vice President, Chief Financial Officer and Treasurer
                                                                                                                                                            (Principal Financial and Accounting Officer)